UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2011

Commission File Number: 000-52374

Kryptic Entertainment Inc.
 (Exact name of registrant as specified in its charter)

Nevada	83-0510954
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

401 Atlantic Suites, Europort, Gibraltar
(Address of principal executive offices)

+353 696 8961 begin_of_the_skype_highlighting            +353 696 8961 end_of_the_skype_highlighting
(Registrant’s telephone number, including area code)

Suite 208, 800 N. Rainbow Blvd. Las Vegas, NV
(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 8.01 Other Events

On March 4, 2011, Kryptic Entertainment, Inc., a Nevada corporation (the “Company”), filed a current report on Form 8-K disclosing (a) consummation on February 28, 2011 of a share exchange by and among the Company and shareholders of Farm Lands of Guinea Limited, a British Virgin Islands business company (the “Share Exchange”), and (b) consummation of transactions pursuant to a Subscription Agreement dated as of February 28, 2011 by and among the Company and the investors named therein (the “Private Placement”).

On March 4, 2011, the Company issued a press release announcing consummation of the Share Exchange and the Private Placement, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report:

99.1	Press release of the Company dated March 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2011

KRYPTIC ENTERTAINMENT, INC.

By:	/s/ Mark Keegan
Name: Mark Keegan
Title: Chief Executive Officer